Exhibit 99.02

February 11, 2010
Fourth Quarter 2009 Review
Peter S. Kraus
Chairman & Chief Executive Officer
David A. Steyn
Chief Operating Officer
Robert H. Joseph, Jr.
Chief Financial Officer

4Q09 Earnings Call Presentation

AllianceBernstein.com
Certain statements provided by management in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. We caution readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-
looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in
our Form 10-K for the year ended December 31, 2009. Any or all of the forward-looking statements that we make in this presentation, Form 10-K, other documents we file with or furnish to the SEC, and any other public statements we issue, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward-Looking Statements”, and those listed below, could also adversely affect our financial condition, results of operations and business prospects.
The forward-looking statements referred to in the preceding paragraph include statements regarding:
• Our pipeline of new institutional mandates not yet funded: Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times we currently anticipate.
• Our optimism regarding improving sales and the direction of client flows: Our ability to sustain our improved investment performance, as well as the actual performance of the capital markets and other factors beyond our control, will affect our asset flows.
• Our expectation that we will further globalize our sell-side research footprint and expand our array of client services in 2010: Factors beyond our control, including the effect of the performance of the financial markets on our results of operations, may adversely affect our ability to implement our strategic initiatives.
• Our expectation that increased levels of AUM should lead to increased revenues which, when supported by a lower expense base, will generate a greater amount of income: Unanticipated events and factors, including pursuit of strategic initiatives, may cause us to expand our expense base, thus limiting the extent to which we benefit from any positive leverage in future periods. Growth in our revenues will depend on the level of our assets under management, which in turn depends on factors such as the actual performance of the capital markets, the performance of our investment products and other factors beyond our control.
• Our expectation that corporate earnings will rise and the economic recovery will continue: The extent to which global economies have recently stabilized is not necessarily indicative of future growth and there are significant obstacles that may hinder sustained growth. The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows.
Cautions Regarding Forward-Looking Statements

(0.3)
5.7
(6.3)
(1.8)
4.5
(0.7)
4.3
(4.4)
(1.2)
3.6
(0.2)
1.4
(2.7)
(2.0)
0.8
Benchmark
MSCI World (Cap, UH)
MSCI EAFE (Cap, UH)
Russell 1000 Value

4Q09 Earnings Call Presentation

AllianceBernstein.com
International Value
Global Value
US Diversified Value
4Q09
1 Year
3 Years
5 Years
10 Years
Institutional Equity Composites vs. Benchmarks
Percent
As of December 31, 2009
Performance is preliminary.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of composites is presented after investment management fees.
Relative Performance: Value Equity

(1.8)
1.7
4.2
(0.2)
2.1
0.5
(0.2)
(5.3)
(2.2)
0.3
(3.0)
(2.4)
0.5
0.3
(1.8)
Benchmark
Russell 1000 Growth
MSCI World (net)
MSCI EAFE (net)

4Q09 Earnings Call Presentation

AllianceBernstein.com
Global Research Growth
US Large Cap Growth
International Large Cap Growth
Institutional Equity Composites vs. Benchmarks
Percent
As of December 31, 2009
Performance is preliminary.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of composites is presented after investment management fees.
4Q09
1 Year
3 Years
5 Years
10 Years
Relative Performance: Growth Equity

0.7
4.6
(5.7)
(2.4)
1.5
2.8
(3.1)
(2.0)
1.6
10.4
(1.9)
(2.5)
Benchmark
MSCI World
MSCI EAFE
MSCI EM

4Q09 Earnings Call Presentation

AllianceBernstein.com
International Blend
Global Blend
Emerging Markets Blend
Institutional Blend Strategies Composites vs. Benchmarks*
Percent
As of December 31, 2009
Performance is preliminary.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of composites is presented after investment management fees.
*The benchmarks listed are the current benchmarks for the investments service - certain benchmarks have evolved over time and therefore are time blended.
N/A
N/A
N/A
4Q09
1 Year
3 Years
5 Years
10 Years
Relative Performance: Blend Strategies

0.6
5.0
(0.3)
(0.1)
0.2
1.5
12.4
(0.1)
0.1
1.1
10.9
(1.2)
(0.5)
Benchmark
Custom Corporate Index
Custom Index
Barclays Global Aggregate Bond Index (Unhedged)

4Q09 Earnings Call Presentation

AllianceBernstein.com
Institutional Fixed Income Composites vs. Benchmarks*
Percent
Strategic Core Plus
Corporate Bonds
Global Plus
As of December 31, 2009
Performance is preliminary.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of composites is presented after investment management fees.
*The benchmarks listed are the current benchmarks for the investments service - certain benchmarks have evolved over time and therefore are time blended.
N/A
N/A
4Q09
1 Year
3 Years
5 Years
10 Years
Relative Performance: Fixed Income

$3.0
$0.2
$3.6
$1.4
($2.9)
($6.6)
($5.4)
($5.3)
($0.2)
($4.9)
($4.9)
($2.5)
($13.7)
($13.5)
($11.4)
($10.8)
1Q09
2Q09
3Q09
4Q09
Value
Growth
Fixed
Other

4Q09 Earnings Call Presentation

AllianceBernstein.com
(1) Certain client assets were reclassified among investment services to more accurately reflect how these assets are managed by our firm.
(2) Includes index, structured, asset allocation services and other non-actively managed AUM.
In US dollars billions
Total:      ($20.2) ($24.0) ($12.9)       ($16.8)
(1)
(1)
(2)
Net Flows By Investment Service

($13.4)
($3.5)
($3.3)
($18.7)
($3.5)
($1.8)
($10.0)
($1.9)
($1.0)
($15.6)
($0.4)
($0.8)
1Q09
2Q09
3Q09
4Q09
Institutions
Retail
Private Client

4Q09 Earnings Call Presentation

AllianceBernstein.com
In US dollars billions
Total:    ($20.2) ($24.0) ($12.9)    ($16.8)
Net Flows By Distribution Channel

4Q09 Earnings Call Presentation

AllianceBernstein.com
David A. Steyn
Chief Operating Officer
AllianceBernstein Fourth Quarter 2009 Review

Asset Flows for Trailing Four Quarters
$3
$2
$1
$0
($1)
($2)
($3)
($4)
($5)
($6)
1.7
1.4
2.0
2.4
(3.3)
(5.0)
(1.8)
(3.2)
(1.0)
(3.0)
(0.8)
(3.2)
1Q09
2Q09
3Q09
4Q09
Gross Sales
Gross Redemptions
Net Flows

AB

4Q09 Earnings Call Presentation

AllianceBernstein.com
■ Gross sales and net flows continued to improve sequentially
■ Ended 2009 with 292 Financial Advisors and anticipate growing FA staff by high single digits in 2010
■ 1Q10 launch of a dynamic approach to managing risk that adjusts clients’ asset allocation in response to forecast changes in market conditions
■ 2010 additional strategic initiatives:
 ● Introduce inflation protection platform
 ● Introduce commercial real estate service
  ● Continue to advance client service excellence through operational efficiencies
Billions
Private Client Highlights

Asset Flows for Trailing Four Quarters
$10
$8
$6
$4
$2
$0
($2)
($4)
($6)
($8)
($10)
4.8
4.5
5.9
7.9
(3.5)
(3.5)
(1.9)
(0.4)
(8.3)
(8.0)
(7.8)
(8.3)
1Q09
2Q09
3Q09
4Q09
Gross Sales
Gross Redemptions
Net Flows

4Q09 Earnings Call Presentation

AllianceBernstein.com
Billions
■ Business momentum continued:
 ● Q409 gross sales were up 33% and net flows improved by $1.5 billion sequentially
 ● Mutual fund flows remained positive, fueled by non-US sales
■ 67% of mutual funds (asset-weighted) were in top 50% of peer groups for 4Q09; 54% for full year 2009
■ 2010 strategic initiatives:
 ●New fund launches: Inflation Strategies suite; US Thematic; High Income Muni; Asian and Global Equity (with dividend);
 Dynamic Asset Allocation funds; currency specific share classes
 ●Market and channel development: Europe and Japan sub-advisory, Japan regional banks, Asia x-Japan, Latin America
Retail Highlights

Asset Flows for Trailing Four Quarters
$6
$2
($2)
($6)
($10)
($14)
($18)
($22)
5.3
1.3
5.3
4.3
(13.4)
(18.7)
(18.7)
(20.0)
(10.0)
(15.3)
(15.6)
(19.9)
1Q09
2Q09
3Q09
4Q09
Gross Sales
Gross Redemptions
Net Flows

4Q09 Earnings Call Presentation

AllianceBernstein.com
■ 4Q09 net outflows increased 56% sequentially, including cash flows of approximately $5 billion from a non-actively managed account
 ● More interest from sovereign funds in fixed income offerings
 ● Pipeline of won but unfunded mandates increased slightly
■ 2010 strategic initiatives:
 ● Market 2009 strong performance in many of our core long-only offerings
 ● Expand existing strategic services:
 ▶ Global Credit
 ▶ Thematic investing
 ▶ Currency Alpha
 ● Launch new services:
 ▶ Real Estate
 ▶ Unconstrained investing
Billions
Institutions Highlights

4Q09 Earnings Call Presentation

AllianceBernstein.com
■ 4Q09 revenue down 8% year-over-year and 1% sequentially; recent investments in new services—European electronic trading, equity derivatives and equity capital markets (“ECM”)—made important contributions
■ Full year revenue down 8% compared to record 2008 due to mix shift toward low-touch trading and lower valuations in Europe, where trades are priced in basis points
 ● Estimate global secondary commission pool down 30+%*
 ● SCB relative outperformance driven by investments in broader product array and core market share gains
■ 2010 strategic initiatives: continue globalization, continue to increase core market share, and capitalize on investments in new services
 ● Maintain/expand research preeminence (best ever results just announced in Pan-Euro II survey)
 ● Grow US and European share
 ● Build out Asia research platform (2 additional analysts initiated coverage in January)
 ● Grow equity derivatives
 ● Expand electronic platform: Europe, global programs
 ● Grow ECM business
*Source: Third party research and management estimate
Bernstein Research Services Highlights

Headcount down 13% from 4Q08 and 23% from 3Q08 peak
5,100
5,000
4,900
4,800
4,700
4,600
4,500
4,400
4,300
4,200
4,100
4,000
4Q08
1Q09
2Q09
3Q09
4Q09

4Q09 Earnings Call Presentation

AllianceBernstein.com
4,369
4,997
4,761
4,654
4,544
Five Quarter Headcount Trend

4Q09 Earnings Call Presentation

AllianceBernstein.com
In US dollars millions (excluding per Unit amounts)
*Operating Margin = (Operating Income less Net Income/plus Net Loss of Consolidated Entities Attributable to Non-Controlling Interests) / Net Revenues
Percentages are calculated using revenues and expenses rounded to the nearest thousand.
	4Q 2009	4Q 2008	Percent Change	FY 2009	FY 2008	Percent Change
Net Revenues	$782	$581	35%	$2,907	$3,514	-17%	■Slide 15
Operating Expenses	582	509	14%	2,316	2,589	-11%	■Slides 16 and 17
Operating Income	200	72	180%	591	925	-36%
Non-Operating Income	5	5	-	33	19	80%
Income Before Income Taxes	205	77	166%	624	944	-34%
Income Taxes	14	8	85%	46	96	-52%
Effective Tax Rate	6.8%	9.8%		7.4%	10.1%		■Mix shift in pre-tax income towards US partnership
Net Income	191	69	175%	578	848	-32%
Net Loss (Income) of Consolidated Entities Attributable to Non-Controlling Interests	1	23	-97%	(22)	(9)	144%
Net Income Attributable to AllianceBernstein Unitholders	$192	$92	108%	$556	$839	-34%
AllianceBernstein L.P. Diluted Net Income per Unit	$0.70	$0.35	100%	$2.07	$3.18	-35%
Operating Margin*	25.7%	16.2%		19.6%	26.1%
AllianceBernstein Holding L.P. Diluted Net Income per Unit	$0.62	$0.27	130%	$1.80	$2.79	-35%
Fourth Quarter 2009 Net Income

4Q09 Earnings Call Presentation

AllianceBernstein.com
Percentages are calculated using revenues and expenses rounded to the nearest thousand.
In US dollars millions
35%
$581
$782
Net Revenues
-86%
 3
-
Less: Interest Expense
34%
584
782
Total Revenues
-1%
 29
28
Other Revenues
■4Q09 loss of $2M in Venture Capital Fund
 vs. $25M loss in 4Q08
■4Q09 gain of $15M on deferred
 compensation-related investments vs.
 $132M loss in 4Q08
n/m
 (162)
14
Investment Gains (Losses)
-64%
 21
 7
Dividend and Interest Income
■Higher European revenue more than offset
 by lower US
■Equity derivatives and ECM made material
 contributions
-8%
 118
109
Bernstein Research Services
■Higher average mutual fund AUM
25%
 64
 81
Distribution
■Higher hedge fund-related fees
n/m
 1

Performance Fees
■Higher Retail offset by lower Private Client
 and Institutions
3%
$513
$527
Base Fees
Percent
Change
4Q
2008
4Q
2009

Revenues
Fourth Quarter 2009 Revenues

4Q09 Earnings Call Presentation

AllianceBernstein.com
Percentages are calculated using revenues and expenses rounded to the nearest thousand.
In US dollars millions
Expenses	4Q 2009	4Q 2008	Percent Change
Compensation & Benefits	$323	$264	22%	■Slide 17
Promotion & Servicing	122	107	14%	■Higher distribution plan payments
General & Administrative	131	132	-1%	■Lower technology and occupancy costs offset by lower FX gains and higher professional fees ■4Q09 reflects $9M recovery of claims charge
Interest	1	1	-
Amortization of Intangibles	5	5	-
Total	$582	$509	14%
Fourth Quarter 2009 Operating Expenses

4Q09 Earnings Call Presentation

AllianceBernstein.com
Percentages are calculated using expenses rounded to the nearest thousand.
In US dollars millions
	4Q 2009	4Q 2008	Percent Change
Base Compensation	$116	$161	-28%	■Lower severance - down $26M to $12M ■Lower salaries - down $18M to $103M
Incentive Compensation:
Cash	58	0	n/m	■4Q09 bonus accrual in-line with 1Q09-3Q09
Deferred Compensation	62	4	n/m	■$2M debit in 4Q09 due to MTM gain vs. $80M credit in 4Q08 due to MTM loss (see slide 18) ■4Q08 includes accelerated amortization due to retirement of former CEO (see slide 18)
Commissions	59	69	-15%	■Lower Bernstein Research and Private Client, partially offset by higher Institutions and Retail
Fringes & Other	28	30	-6%
Total	$323	$264	22%
Fourth Quarter 2009 Compensation & Benefits

4Q09 Earnings Call Presentation

AllianceBernstein.com
In US dollars millions
	3Q 2008	4Q 2008	1Q 2009	2Q 2009	3Q 2009	4Q 2009
Revenues
Investment Gains (Losses)	($123)	($132)	($28)	$63	$71	$15
Dividends	1	8	1	2	1	4
Total Revenues	($122)	($124)	($27)	$65	$72	$19
Expenses
Amortization of Original Awards	$46	$59	$45	$39	$40	$36
Amortization of MTM - Prior Periods	(4)	(20)	(17)	(16)	(11)	(6)
Amortization of MTM - Current Quarter	(47)	(60)	(12)	25	28	8
% of Investment Gains (Losses)	38%	46%	43%	40%	39%	53%
Dividends	1	7	1	1	1	4
Sub-Total of Mutual Fund Expenses	(4)	(14)	17	49	58	42
Amortization of AB Units	13	16	11	10	11	19
Other	3	2	5	3	4	1
Total Expenses	$12	$4	$33	$62	$73	$62
Net P&L impact of Mutual Fund Grants	($118)	($110)	($44)	$16	$14	($23)
Six-Quarter Deferred Compensation Net P&L Trend

4Q09 Earnings Call Presentation

AllianceBernstein.com
Percentages are calculated using income, earnings and expenses rounded to the nearest thousand.
In US dollars millions (except per Unit amounts)
	4Q 2009	4Q 2008	Percent Change	FY 2009	FY 2008	Percent Change
AllianceBernstein
Net Income Attributable to AllianceBernstein Unitholders	$192	$92	108%	$556	$839	-34%
Weighted Average Equity Ownership Interest	35.0%	33.3%		34.6%	33.2%		■Newly issued restricted Unit awards
AllianceBernstein Holding
Equity in Net Income Attributable to AllianceBernstein Unitholders	$67	$31	119%	$192	$279	-31%
Income Taxes	7	7	-	25	34	-25%
Net Income	$60	$24	148%	$167	$245	-32%
Diluted Net Income Per Unit	$0.62	$0.27	130%	$1.80	$2.79	-35%
Distributions Per Unit	$0.62	$0.29	114%	$1.77	$2.68	-34%
AllianceBernstein Holding Financial Results

4Q09 Earnings Call Presentation

AllianceBernstein.com
Q & A

4Q09 Earnings Call Presentation

AllianceBernstein.com
Appendix

4Q09 Earnings Call Presentation

AllianceBernstein.com
Performance is preliminary.
As of December 31, 2009
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Equity Composites vs. Benchmarks
		Periods Ended December 31, 2009
Service	4Q 2009	One Year	Three Years	Five Years	10 Years	Benchmark
US Diversified Value	(0.2)	1.4	(2.7)	(2.0)	0.8	Russell 1000 Value
US Strategic Value	(1.7)	1.8	(6.7)	(2.9)	3.7	S&P 500
US Strategic Value	0.1	8.6	(3.4)	(2.2)	0.3	Russell 1000 Value
International Value	(0.7)	4.3	(4.4)	(1.2)	3.6	MSCI EAFE (Cap, UH)
International Strategic Value	(0.8)	6.7	(6.1)	(1.9)	N/A	MSCI EAFE (Cap, UH)
Global Value	(0.3)	5.7	(6.3)	(1.8)	4.5	MSCI World (Cap, UH)
Global Strategic Value	0.5	9.0	(8.3)	(2.9)	N/A	MSCI World (Cap, UH)
Emerging Markets Value	0.1	21.3	(0.8)	(2.1)		MSCI EM
3.4
Relative Performance: Institutional Value Equity

4Q09 Earnings Call Presentation

AllianceBernstein.com
Performance is preliminary.
As of December 31, 2009
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Equity Composites vs. Benchmarks
		Periods Ended December 31, 2009
Service	4Q 2009	One Year	Three Years	Five Years	10 Years	Benchmark
Global Research Growth	1.7	2.1	(5.3)	(3.0)	0.3	MSCI World (net)
US Large Cap Growth	(1.8)	(0.2)	(0.2)	0.3	0.5	Russell 1000 Growth
Int'l Research Growth All Country	1.8	1.9	(1.7)	(0.2)	N/A	MSCI ACWI ex US (net)
US Research Growth	-	3.1	(1.5)	(1.2)	(1.1)	S&P 500 Index
US Thematic Research	(0.5)	19.6	1.3	(0.5)	1.2	S&P 500 Index
US Small Cap Growth	0.9	7.5	0.3	0.1	4.2	Russell 2000 Growth
Global Large Cap Growth	3.5	0.7	(1.6)	(1.3)	(3.0)	MSCI World (net)
Int'l Large Cap Growth	4.2	0.5	(2.2)	(2.4)		MSCI EAFE (net)
Emerging Markets Growth	2.9	(1.6)	(2.8)	(2.4)	(0.6)	MSCI EM (net)
(1.8)
Relative Performance: Institutional Growth Equity

4Q09 Earnings Call Presentation

AllianceBernstein.com
Performance is preliminary.
As of December 31, 2009
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
Inception date: Global Blend Strategies—December 31, 2003; International Blend Strategies—December 31, 2001; US Blend Strategies—December 31, 2001; EM Blend Strategies—December 31, 2001
*The benchmarks listed are the current benchmarks for the investments service - certain benchmarks have evolved over time and therefore are time blended.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Blend Strategies Equity Composites vs. Benchmarks*
		Periods Ended December 31, 2009
Service	4Q 2009	One Year	Three Years	Five Years	10 Years	Benchmark
Global Blend Strategies	0.7	4.6	(5.7)	(2.4)	N/A	MSCI World
International Blend Strategies	1.5	2.8	(3.1)	(2.0)	N/A	MSCI EAFE
US Blend Strategies	(0.7)	6.4	(1.7)	(1.0)	N/A	S&P 500
Emerging Markets Blend Strategies	1.6	10.4	(1.9)	(2.5)	N/A	MSCI EM
Relative Performance: Institutional Blend Strategies

4Q09 Earnings Call Presentation

AllianceBernstein.com
Performance is preliminary.
As of December 31, 2009
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The benchmarks listed are the current benchmarks for the investments service—certain benchmarks have evolved over time and therefore are time blended.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Fixed Income Composites vs. Benchmarks*
		Periods Ended December 31, 2009
Service	4Q 2009	One Year	Three Years	Five Years	10 Years	Benchmark
Corporate Bonds	0.6	5.0	(0.3)	(0.1)	0.2	Custom Corporate Index
Strategic Core Plus	1.5	12.4	(0.1)	0.1	N/A	Custom Index
Global Plus	1.1	10.9	(1.2)	(0.5)	N/A	Barclays Global Aggregate Bond Index (Unhedged)
Global Fixed Income	0.7	2.3	0.7	0.5	0.2	CitiGroup WGBI - Unhedged
Emerging Market Debt	0.9	16.2	1.7	1.6	2.9	JPM EMBI Global
Low Duration	1.4	7.0	(2.5)	(1.5)	(0.6)	Merrill Lynch U.S. Treasury (1-3 Years)
Relative Performance: Institutional Fixed Income

4Q09 Earnings Call Presentation

AllianceBernstein.com
Performance is preliminary.
As of December 31, 2009
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The Fully Diversified 60% stocks/40% bonds (simulation) is meant to be illustrative of the value generated by the "total solution" approach AllianceBernstein encourages for most clients: a diversified allocation across investment portfolios of varying types aimed at optimizing return and volatility over time. The Bernstein Fully Diversified Portfolio is composed of specific proportions of each of the products that follow, which were included in the simulation as of the following dates: Strategic Value—January 1, 1983; Strategic Growth—January 1, 1983 (ACM Large Cap Growth
used as a proxy for Strategic Growth through January 1, 2001; Strategic Growth used thereafter); Intermediate Municipal Bond Composite—January 1, 1983; Bernstein Tax-Managed International
Fund—July 1, 1992; Emerging Markets Fund—January 1, 1996; AllianceBernstein Institutional REIT Fund—July 1, 2001. The AllianceBernstein Institutional REIT Fund was removed from the simulation on December 31, 2008. The portfolio was rebalanced quarterly through December 31, 2005; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.
Source: Standard and Poor’s and AllianceBernstein
		Periods Ended December 31, 2009
Service	4Q 2009	One Year	Three Years	Five Years	10 Years
Fully Diversified Simulation*	2.9	23.2	(3.7)	1.7	3.1
S&P 500	6.0	26.5	(5.6)	0.4	(0.9)
Absolute Performance: Private Client

4Q09 Earnings Call Presentation

AllianceBernstein.com
Retail Mutual Funds vs. Lipper Averages

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of mutual funds is presented after investment management fees.
(1) Performance figures other than 4Q09 are positively affected by class action settlement proceeds.
Source: AllianceBernstein and Lipper. Mutual Fund and Lipper performance data through 12/31/09.

		Periods Ended December 31, 2009
Service	4Q 2009	One Year	Three Years	Five Years	10 Years	Lipper Average
International Value	(0.2)	4.7		(2.1)	N/A	International Large Cap Value
Growth & Income(1)	0.2	(2.2)	(1.3)	(1.5)	(1.0)	Large Cap Value
U.S. Small/Mid Cap Value	1.9	9.2	4.3	2.2	N/A	Small Cap Value
U.S. Value	(1.3)	(4.0)	(5.3)	(3.1)	N/A	Large Cap Value
Global Value		7.1	(2.5)	(0.2)	N/A	Global Large Cap Value
(5.6)
0.5
Relative Performance: Retail Value Equity

4Q09 Earnings Call Presentation

AllianceBernstein.com
Retail Mutual Funds vs. Lipper Averages

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of mutual funds is presented after investment management fees.
(1) Performance figures positively affected by class action settlement proceeds.
Source: AllianceBernstein, Morningstar, and Lipper. Mutual Fund, Morningstar, and Lipper performance data through 12/31/09.

		Periods Ended December 31, 2009
Service	4Q 2009	One Year	Three Years	Five Years	10 Years	Benchmark or Lipper Average
Global Growth	0.3	(1.4)		(3.9)	N/A	Global Large Cap Growth
U.S. Large Cap Growth(1)	4.3	6.1	5.8	3.5	(0.9)	Large Cap Growth
International Growth	0.6	6.7	(0.7)	0.3	2.1	International Large-Cap Growth
Emerging Markets	3.6	(0.1)	(1.9)	(1.8)	(1.8)	Morningstar Equity Global Emerging Markets
U.S. Growth	(0.2)	-	(2.2)	(2.1)	(1.4)	Large Cap Growth
U.S. Small/Mid Cap Growth(1)	1.1	6.6	(2.1)	(3.4)	(1.8)	Mid Cap Growth
(6.5)
Relative Performance: Retail Growth Equity

4Q09 Earnings Call Presentation

AllianceBernstein.com
Retail Fixed Income Funds vs. Peer Group Averages

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of mutual funds is presented after investment management fees.
Source: AllianceBernstein, Morningstar, and Lipper. Mutual Fund, Morningstar, and Lipper performance data through 12/31/09.
		Periods Ended December 31, 2009
Service	4Q 2009	One Year	Three Years	Five Years	10 Years	Peer Group Average
Global High Yield Portfolio	2.1	19.0	1.6	3.3	0.4	Morningstar Fixed Income Global High Yield
American Income Portfolio	1.6	17.2	0.7	1.8	1.9	Morningstar Fixed Income USD
Global Bond	1.0	8.7	1.6	3.2	2.5	Lipper Global Income Funds
High Income	(0.1)	15.3	5.4	5.1	8.5	Lipper High Current Yield Funds
Relative Performance: Retail Fixed Income

4Q09 Earnings Call Presentation

AllianceBernstein.com
Retail Mutual Funds vs. Morningstar Averages

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of mutual funds is presented after investment management fees.
Source: AllianceBernstein and Morningstar. Mutual fund and Morningstar performance data through 12/31/09.

		Periods Ended December 31, 2009
Service	4Q 2009	One Year	Three Years	Five Years	10 Years	Morningstar Average
Conservative Wealth	(0.6)	(1.7)		0.0	0.5	Conservative Allocation
Balanced Wealth	-	6.1	(0.5)	0.6	0.7	Moderate Allocation
Wealth Appreciation	(0.9)	4.0	(1.9)	0.2	0.7	Large Blend
(0.5)
Relative Performance: Wealth Strategies

4Q09 Earnings Call Presentation

AllianceBernstein.com
Percentages are calculated using AUM rounded to the nearest million and revenues to the nearest thousand.
	4Q 2009	4Q 2008	Percent Change
Ending AUM (billions)	$496	$462	7%	■Down $2B sequentially
Average AUM (billions)	$494	$497	-1%	■Up $20B (4%) sequentially

By Fee Type (millions):
Base Fees	$527	$513	3%	■Higher Retail offset by lower Private Client and Institutions
Performance Fees	16	1	n/m	■Higher hedge fund-related fees
Total	$543	$514	6%

By Channel (millions):
Institutions	$218	$221	-1%	■Lower average AUM partly offset by higher performance fees
Retail	154	123	25%	■Higher average AUM and favorable mix
Private Client	171	170	1%	■Lower billable AUM offset by higher performance fees
Total	$543	$514	6%
In US dollars
Fourth Quarter 2009 Advisory Fees

Consolidated Balance Sheet

In US dollars millions

Assets	**Dec 31, 2009**	**Dec 31, 2008**
Cash and cash equivalents	$614	$553
Cash and securities, segregated	985	2,572
Receivables, net	1,099	1,028
Investments:		
Related to deferred compensation	401	306
Other	374	272
Goodwill, net	2,893	2,893
Intangible assets, net	224	243
Deferred sales commissions, net	90	113
Other (incl. furniture & equipment, net)	535	523
Total Assets	**$7,215**	**$8,503**

Liabilities and Capital		
Liabilities:		
Payables	$1,669	$3,061
Accounts payable and accrued expenses	279	310
Accrued compensation and benefits	316	360
Debt	249	285
Total Liabilities	**2,513**	**4,016**
Partners' capital attributable to AllianceBernstein Unitholders	4,530	4,318
Non-controlling interests in consolidated entities	172	169
Total Capital	**4,702**	**4,487**
Total Liabilities and Capital	**$7,215**	**$8,503**

AllianceBernstein.com

4Q09 Earnings Call Presentation 33

4Q09 Earnings Call Presentation

AllianceBernstein.com
In US dollars millions
	Twelve Months Ended
	Dec 31, 2009	Dec 31, 2008
Cash Flows From Operating Activities:
Net Income	$579	$848
Non-cash items:
Amortization of deferred sales commissions	55	79
Amortization of non-cash deferred compensation	73	66
Depreciation and other amortization	84	98
Unrealized (gains) losses on deferred compensation investments	(184)	255
Other, net	(20)	13
Changes in assets and liabilities	38	6
Net cash provided by operating activities	625	1,365

Cash Flows From Investing Activities:
Purchases of investments	(10)	(22)
Proceeds from sales of investments	7	43
Additions to furniture, equipment and leaseholds	(54)	(75)
Net cash used in investing activities	(57)	(54)

Cash Flows From Financing Activities:
Repayment of commercial paper, net	(37)	(260)
Decrease in overdrafts payable	(17)	(12)
Cash distributions to general partner and Unitholders	(465)	(1,020)
Other	(26)	33
Net cash used in financing activities	(545)	(1,259)

Effect of exchange rate changes on cash and cash equivalents	38	(75)

Net increase (decrease) in cash and cash equivalents	61	(23)
Cash and cash equivalents at the beginning of period	553	576
Cash and cash equivalents at the end of period	$614	$553
Consolidated Statement of Cash Flows

4Q09 Earnings Call Presentation

AllianceBernstein.com
In US dollars billions
	Institutions	Retail	Private Client	Total
Beginning of Period	$291.4	$101.6	$69.0	$462.0
Sales/New accounts	16.2	23.0	7.5	46.7
Redemptions/Terminations	(56.2)	(25.8)	(8.0)	(90.0)
Cash flow	(17.7)	(5.4)	(6.1)	(29.2)
Unreinvested dividends	0.0	(1.0)	(0.4)	(1.4)
Net Flows	(57.7)	(9.2)	(7.0)	(73.9)
Transfers	0.2	0.0	(0.2)	0.0
Investment Performance	66.1	28.3	13.0	107.4
End of Period	$300.0	$120.7	$74.8	$495.5
% Total at end of period	61%	24%	15%	100%
% Change ex-Transfers	3%	19%	9%	7%
12-month AUM Rollforward by Distribution Channel

4Q09 Earnings Call Presentation

AllianceBernstein.com
In US dollars billions
(1) Certain client assets were reclassified among investment services to more accurately reflect how these assets are managed by the firm.
(2) Includes index, structured, asset allocation services and other non-actively managed AUM.
(3) Approximately $90 billion in Blend Strategies AUM are reported in their respective services.
Value
Equity
Growth
Equity
Fixed
Income(1)
Other(1)(2)
Total
Beginning of Period $172.4 $88.3 $164.0 $37.3 $462.0
Sales/New accounts 8.7  6.4  24.6  7.0  46.7
Redemptions/Terminations (46.3) (22.2) (19.9) (1.6) (90.0)
Cash flow (11.8) (6.0) (6.5) (4.9) (29.2)
Unreinvested dividends 0.0  (0.1) (1.4) 0.1  (1.4)
Net Flows (49.4) (21.9) (3.2) 0.6  (73.9)
Investment Performance 48.2  27.7  23.5  8.0  107.4
End of Period(3) $171.2 $94.1 $184.3 $45.9 $495.5
% Total at end of period 35% 19% 37% 9% 100%
% Change from beg of period -1% 7% 12% 23% 7%
12-month AUM Rollforward by Investment Service

Other
8%
Eur. ex-UK
5%
Australia
7%
UK
9%
N.A. ex-US
9%
Japan
9%
US
53%

Other
10%
Asia Pac
19%
US
71%

Non-US
3%
US
97%

4Q09 Earnings Call Presentation

AllianceBernstein.com
In US dollars billions
As of December 31, 2009
Retail
Institutions
Private Client
 $300.0 $120.7     $74.8
AUM by Region